Exhibit 99.1

FOR IMMEDIATE RELEASE	Media Contacts:	Tad Hutcheson
December 19, 2006		678.254.7442
		tad.hutcheson@airtran.com

		Judy Graham-Weaver
		678.254.7448
		judy.graham-weaver@airtran.com

AIRTRAN AIRWAYS EMPLOYEES SUPPORT PROPOSED MERGER

WITH MIDWEST AIR GROUP

- Unions, Employee Groups Convey Desire to Meet with Counterparts at Midwest Airlines -

—ORLANDO, Fla., December 19, 2006 – AirTran Holdings, Inc. (NYSE: AAI), the parent of AirTran Airways, today announced that the company has received a letter of support from its labor unions and internal employee organizations regarding the airline’s proposed merger with Midwest Airlines. AirTran Holdings, Inc., last week publicly disclosed its October 20, 2006, proposal to acquire all of the outstanding common stock of Midwest Air Group, Inc. (AMEX: MEH) for $11.25 per Midwest share in cash and AirTran stock or a total equity value of approximately $290 million and possibly more.

The letter, addressed to AirTran Airways Chairman and Chief Executive Officer Joe Leonard, was signed by the airline’s unions, including the National Pilots Association, the International Brotherhood of Teamsters (IBT) Local 528 and the Transport Workers union Local 540, as well as two internal employee organizations, the Reservations Agent and Airport Agent Councils, also signed the letter stating their support for the proposed merger.

“We are proud to have the strong support of AirTran Airways dedicated and hard working Crew Members in this proposed merger,” Leonard said. “They know that the combination of these two great airlines is a good opportunity for all parties involved. Together we can create a stronger, more competitive airline that offers more employment opportunities, a solid nationwide route network and exceptional customer service.”

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Add One:

AirTran Airways Unions and Crew Members Support Proposed Midwest Merger

Following is a copy of the letter, sent to Chairman and Chief Executive Officer Joe Leonard on December 15, 2006, after the company announced its proposal to merge with Midwest Airlines:

December 15, 2006

Mr. Joseph Leonard

Chairman & Chief Executive Officer

AirTran Airways

9955 AirTran Blvd.

Orlando, FL 32827

Dear Joe,

As leaders of the Labor Organizations and Agent Councils that speak for AirTran Crew Members, we stand behind you in our joint objective to merge with Midwest Airlines. The common cultures and entrepreneurial spirit that are at the core of both airlines provide a foundation for a nation-wide low fare airline offering long-term secure work opportunities for all of us.

We would welcome the opportunity to meet with our counterparts at Midwest Airlines, and to stand together to help make this merger a reality. We want to help and be a part of the successful effort to make this happen.

Sincerely,

Allen Philpot
President
National Pilots Association

Don Toney
President, Local 528
International Brotherhood of Teamsters

Loretta Jones
Chairman
Reservations Agent Council

David Durkin
President, Local 540
Transport Workers Union

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Add Two:

AirTran Airways Unions and Crew Members Support Proposed Midwest Merger

Bonnie Olson
President
Airport Agent Council

AirTran Airways, a Fortune 1000 company and one of America’s largest low-fare airlines with 8,000 friendly, professional Crew Members, operates nearly 700 daily flights to 52 destinations. The airline’s hub is at Hartsfield-Jackson Atlanta International Airport, where it is the second largest carrier. AirTran Airways’ aircraft features the fuel-efficient Boeing 737-700 and 717-200 to create America’s youngest all-Boeing fleet. The airline is also the first carrier to install XM Satellite Radio on a commercial aircraft and the only airline with Business Class and XM Satellite Radio on every flight. For reservations or more information, visit http://www.airtran.com/ (America Online Keyword: AirTran).

Forward Looking Information

Certain of the statements contained herein should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may, “ “will, “ “expect, “ “intend,” “indicate,” “anticipate,” “believe,” “forecast,” “estimate,” “plan, “ “guidance,” “outlook,” “could, “ “should,” “continue” and similar terms used in connection with statements regarding the outlook of AirTran Holdings, Inc., (the “Company”). Such statements include, but are not limited to, statements about expected fuel costs, the revenue and pricing environment, the Company’s expected financial performance and operations, future financing plans and needs, overall economic conditions and the benefits of the business combination transaction involving Midwest Air Group, Inc. (“Midwest”) and the Company, including future financial and operating results and the combined companies’ plans, objectives, expectations and intentions. Other forward-looking statements that do not relate solely to historical facts include, without limitation, statements that discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from the Company’s expectations. Such risks and uncertainties include, but are not limited to, the following: the Company’s ability to achieve the synergies anticipated as a result of the potential business combination transaction involving Midwest and to achieve those synergies in a timely manner; the Company’s ability to integrate the management, operations and labor groups of the Company and Midwest; the impact of high fuel costs; significant disruptions in the supply of aircraft fuel and further significant increases to fuel prices; the Company’s ability to attract and retain qualified personnel; labor costs and relations with unionized employees generally and the impact and outcome of labor negotiations; the impact of global instability, including the current instability in the Middle East, the continuing impact of the U.S. military presence in Iraq and Afghanistan and the terrorist attacks of September 11, 2001 and the potential impact of future hostilities, terrorist attacks, infectious disease outbreaks or other global events that affect travel behavior; adequacy of insurance coverage; reliance on automated systems and the potential impact of any failure or disruption of these systems; the potential impact of future significant operating losses; the Company’s ability to obtain and maintain commercially reasonable terms with vendors and service providers and its reliance on those vendors and service providers; security-related and insurance costs; changes in government legislation and regulation; the Company’s ability to use pre-merger NOLs and certain tax attributes; competitive practices in the industry,

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Add Three:

AirTran Airways Unions and Crew Members Support Proposed Midwest Merger

including significant fare restructuring activities, capacity reductions and in-court or out-of-court restructuring by major airlines and industry consolidation; interruptions or disruptions in service at one or more of the Company’s hub airports; weather conditions; the impact of fleet concentration and increased maintenance costs as aircraft age and utilization increases; the Company’s ability to maintain adequate liquidity; the Company’s ability to maintain contracts that are critical to its operations; the Company’s fixed obligations and its ability to obtain and maintain financing for operations, aircraft financing and other purposes; changes in prevailing interest rates; the Company’s ability to operate pursuant to the terms of its financing facilities (particularly the financial covenants); the Company’s ability to attract and retain customers; the cyclical nature of the airline industry; economic conditions; and other risks and uncertainties listed from time to time in the Company’s reports to the Securities and Exchange Commission. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. All forward-looking statements are based on information currently available to the Company. The Company assumes no obligation to publicly update or revise any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K/A for the period ended December 31, 2005, which is available at www.sec.gov and at www.airtran.com.

Additional Information

Subject to future developments, AirTran may file with the United States Securities and Exchange Commission a registration statement to register the AirTran shares which would be issued in the proposed transaction and/or a proxy statement with respect to the proposed transaction. Investors and security holders are urged to read the registration statement and/or proxy statement (when and if available) and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. Investors and security holders may obtain a free copy of the registration statement and/or proxy statement (when and if available) at www.sec.gov. The registration statement and/or proxy statement (when and if available) and such other documents may also be obtained free of charge from AirTran by directing such request to: Richard P. Magurno, Corporate Secretary, AirTran Holdings, Inc., 9955 AirTran Boulevard, Orlando, Florida 32827.

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